UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 18, 2006
Carmike Cinemas, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-14993	58-1469127

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1301 First Avenue, Columbus, Georgia		31901

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (706) 576-3400
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.
(b) On September 18, 2006, the Audit Committee of Carmike Cinemas, Inc. (the “Company”) appointed Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm for the year ending December 31, 2006.
     During the fiscal years ended December 31, 2005 and 2004 and through September 18, 2006, neither the Company nor anyone on the Company’s behalf consulted with Deloitte regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement or a reportable event as defined in Item 304(a) of Regulation S-K.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARMIKE CINEMAS, INC.
Date: September 19, 2006	By:	/s/ Lee Champion
Lee Champion
Senior Vice President, General Counsel and Secretary